FIRST FUNDS
FIRST CALIBER EQUITY
Class A
Trust Class
Prospectus Supplement Dated November 20, 2008
To the Funds’ Prospectus dated August 28, 2008
On December 12, 2008, First Caliber Equity will be issuing a payment in the form of a capital gain distribution. Based on outstanding shares at close of business on November 12, 2008, the approximate amount of the distribution is $1.20 per share. This amount is subject to change based on the number of outstanding shares on the record date, which is December 10, 2008.
This capital gain distribution estimate for the record date of December 10, 2008 is preliminary and subject to change. It does not include any estimates for ordinary income distributions that may also be declared, if any. Actual distributions may vary significantly from this estimate.
PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE